              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 20th day of April, 2001.

                                             /s/ Timothy R. Schwertfeger
                                             -----------------------------------
                                             Timothy R. Schwertfeger

STATE OF  ILLINOIS   )
        ----------
                     )SS
COUNTY OF   COOK     )
          -------

On this 20th day of April, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                /s/Virginia L. Corcoran
Notary Public, State of Illinois                    -----------------------
My Commission Expires:  10/27/01                    Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 26th day of April, 2001.

                                           /s/ Anne E. Impellizzeri
                                           -----------------------------------
                                           Anne E. Impellizzeri
STATE OF  ILLINOIS    )
        ----------
                      )SS
COUNTY OF  COOK       )
         -------

On this 26th day of April, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                         /s/Virginia L. Corcoran
Notary Public, State of Illinois             -----------------------
My Commission Expires:  10/27/01             Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 26th day of April, 2001.

                                              /s/ Peter R. Sawers
                                              --------------------------------
                                              Peter R. Sawers

STATE OF  ILLINOIS   )
        ----------
                     )SS
COUNTY OF   COOK     )
          ------

On this 26th day of April, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                         /s/Virginia L. Corcoran
Notary Public, State of Illinois             -----------------------
My Commission Expires:  10/27/01             Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 26th day of April, 2001.

                                           /s/ William J. Schneider
                                           --------------------------
                                           William J. Schneider
STATE OF    ILLINOIS  )
        ------------
                      )SS
COUNTY OF   COOK      )
          ------

On this 26th day of April, 2001, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                          /s/Virginia L. Corcoran
Notary Public, State of Illinois              --------------------------
My Commission Expires:  10/27/01              Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 26th day of April, 2001.

                                            /s/ Judith M. Stockdale
                                            -----------------------------------
                                            Judith M. Stockdale

STATE OF   ILLINOIS  )
        -----------
                     )SS
COUNTY OF   COOK     )
         -------

On this 26th day of April, 2001, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                      /s/Virginia L. Corcoran
Notary Public, State of Illinois          -----------------------
My Commission Expires:  10/27/01          Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 26th day of April, 2001.

                                               /s/ Lawrence H. Brown
                                               --------------------------
                                               Lawrence H. Brown

STATE OF   ILLINOIS    )
        -----------
                       )SS
COUNTY OF    COOK      )
         --------

On this 26th day of April, 2001, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                         /s/Virginia L. Corcoran
Notary Public, State of Illinois             -----------------------
My Commission Expires:  10/27/01             Notary Public

              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
               NUVEEN COLORADO DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
               NUVEEN KENTUCKY DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
           NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN MINNESOTA DIVIDEND ADVANTAGE MUNICIPAL FUND
             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 3
           NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
              NUVEEN TENNESSEE DIVIDEND ADVANTAGE MUNICIPAL FUND
              NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                  NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 4

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, NICHOLAS DALMASO, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 26th day of April, 2001.

                                            /s/ Robert P. Bremner
                                            -----------------------------------
                                            Robert P. Bremner

STATE OF  ILLINOIS    )
        ----------
                      )SS
COUNTY OF    COOK     )
         --------

On this 26th day of April, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                       /s/Virginia L. Corcoran
Notary Public, State of Illinois           -----------------------
My Commission Expires:  10/27/01           Notary Public